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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 March 30, 2001
                              --------------------
                                (Date of Report)


                                 SOFTECH, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                      0-10665                   04-2453033
-------------                      -------                   ----------
(State or other jurisdic-        (Commission                (IRS Employer
tion of Incorporation or          file number)           Identification Number)
organization)

            4695 44th Street SE, Suite B-130, Grand Rapids, MI   49512
            --------------------------------------------------   -----
            (Address of principal executive offices)             (Zip Code)

                                 (616) 957-2330

                                 --------------
              (Registrants telephone number, including area code)



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Item 5. Other events.

         On March 30, 2001, SofTech, Inc. issued a press release announcing a delay in the sale of its CAM Business Unit, a loss for the third quarter of fiscal year 2001 and possible Nasdaq delisting actions. SofTech, Inc. hereby incorporates by reference herein the information set forth in its Press Releases dated March 30, 2001, a copy of which is annexed hereto as Exhibits 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.

Exhibit
Number            Description
- ---             -----------

99.1              Press Release dated March 30, 2001


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SofTech, Inc.



Date: April 6, 2001                 By: /s/ Joseph P. Mullaney
                                    -----------------------------
                                    Joseph P. Mullaney
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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                                 EXHIBIT INDEX
                                 -------------


Exhibit Number             Document
--------------             --------

99.1                       Press release dated March 30, 2001

--------------------------------------------------------------------------------

March 30, 2001

PRESS RELEASE

  SOFTECH ANNOUNCES A DELAY IN SELLING ITS CAM BUSINESS UNIT, LOSS FOR Q3 2001
                      AND POSSIBLE NASDAQ DELISTING ACTION;

                      PLANS FOR REVERSE SPLIT PUT ON HOLD


GRAND RAPIDS, Mich.--(BUSINESS WIRE) -- March 30, 2001--SofTech, Inc. (Nasdaq:SOFTC - news) announced today that the agreement to sell its Computer Aided Manufacturing (CAM) business to an undisclosed third party was terminated due to the inability of the third party to get the financing required to close on the business during the period of exclusivity. The Letter of Intent (LOI) was described in the Companys Form 10-Q filing on January 16, 2001.


SofTechs decision to sell this operating unit has not changed, however, it is expected that the process to complete the sale will take several months. Since announcing the signing of the LOI we have been contacted by numerous parties that expressed an interest in getting additional information about the business. The LOI prevented us from seeking alternative buyers, however, now that the period of exclusivity has ended we will look at alternatives to maximize shareholder value.


The Company also announced that based on preliminary results for its third quarter ended February 28, 2001, revenue was between $2.5 and $2.8 million and the loss for the quarter was between $1.5 and $2.0 million. This revenue was well below the levels expected.


"Our inability to complete the sale of the CAM business before the end of the third quarter together with the expected loss will result in an additional NASDAQ SmallCap listing deficiency when the Form 10-Q is filed on or about April 16, 2001" said Joe Mullaney, Vice President and CFO. "We expect to report tangible net assets of less than the $2.0 million required to maintain our listing on this market".


The Board of Directors had authorized a reverse split as a means of correcting for the existing listing deficiency of the bid price of less than $1.00. This plan was detailed in a press release on March 6, 2001. A preliminary proxy has been filed with the Securities and Exchange Commission by the Company. Given the expectation that the Company will fail to meet the minimum tangible net asset requirement when its third quarter results are filed, the plans for a reverse split have been put on hold while a determination is made as to whether the Nasdaq will provide the Company with additional time to comply with the other requirements.


The Company has requested that the Nasdaq provide an additional 120 days of contingent listing on the Nasdaq Smallcap market in order to allow for the sale of the AMT Division to


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be completed which the Company believes will correct for its listing deficiencies. However, in the event whereby this request is denied, the Company expects that its shares will be listed on the Over the Counter market.

Our Plan Going Forward
----------------------
Although we do not expect to complete the sale of our CAM business for several months we have begun the difficult process of restructuring the business anticipating the completion of this sale. It is obvious that our decentralized, multi-office approach has failed to consistently produce the license revenue required to generate positive cash flow every quarter. Over the next quarter we expect to reduce our operating expenses by focusing our operations around one central location in Massachusetts. We are actively pursuing subtenants for our facilities in Indianapolis, Indiana and Grand Rapids, Michigan and staff reductions in those offices have been internally announced. Our goal is to reduce our quarterly fixed cash expenses to approximately $2.0 million after the sale of the CAM business. This level of expenditure will allow us to continue to aggressively develop our DesignGateway technology, enhance our Cadra technology for our loyal users and market our MICRO CADAM migration strategy throughout the North American, European and Japanese marketplaces. We believe this cash expenditure goal can be achieved for Q1 of fiscal 2002 which begins on June 1, 2001.


At that level of cash expenditures, we believe the core CAD business can be cash flow positive on a consistent basis. Achieving consistent positive cash flow will allow us to continue to pursue the DesignGateway and MICRO CADAM opportunities while we wait for the target customers to make their buying decisions. The current cloudy economic environment has certainly slowed capital spending in general and we believe this has negatively impacted our ability to attract potential customers. The reorganization will allow us to wait out this recession-like atmosphere while generating positive cash flow.


This plan has the overwhelming support of our lender and largest shareholder, Greenleaf Capital. Greenleaf has been a strong believer in our solutions and is fully behind our plan.

Business Outlook
----------------
Once completed, we believe the sale of our CAM business will provide the necessary liquidity to allow us to pursue the DesignGateway and MICRO CADAM opportunities while continuing to provide our Cadra users with valued enhancements. While we are very disappointed with our inability to maintain the Nasdaq listing requirements during these tumultuous times for the financial markets thereby jeopardizing our near 20 year listing on this Exchange, moving to the Over the Counter Market is not expected to have any impact whatsoever on our operations. We have the capital available to realize our opportunities.


Our level of debt, our inconsistent profitability, the capital spending slowdown, the general malaise in the CAD software market and our split focus on CAD and CAM require the actions enumerated above. The circumstances demand that we focus our resources on our greatest opportunities totally dedicated to the CAD market.


At our earliest opportunity we will seek to get back on the NASDAQ market after we have met the listing standards. However, all of our energies must now be directed at successfully implementing our business plan.


The foregoing statements that are not historical fact are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a wide range of


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risks and uncertainties. Further information regarding factors that could affect
SofTech's results are included in SofTech's Form 10-K for the 2000 fiscal year, which was filed with the Securities and Exchange Commission in September 2000 and in its quarterly filings on Form 10-Q for fiscal 2001.


About SofTech


SofTech was formed in 1969 and its stock has been publicly listed since 1981. SofTech provides world-class productivity solutions to solve real-world problems for the design through manufacturing marketplace. SofTech operates offices throughout North America and Europe and has distribution in Asia. The SofTech software family includes Cadra(TM), DesignGateway(TM), Prospector(TM), ToolDesigner(TM), ExpertCAD(TM), and ExpertCAM(TM).


Cadra and all SofTech product names are registered trademarks of SofTech, Inc. Names of products from other vendors mentioned in this document may be trademarks or registered trademarks of their respective owners.

Contact:


  SofTech, Inc.
   Joseph P. Mullaney, 781/890-8373
   http://www.softech.com
   ----------------------